EXHIBIT 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of _________ __, 2025 (the “Effective Date”), by and among Classover Holdings, Inc., a Delaware corporation (the “Company”), and _________ (the “Holder” and, together with the Company, the “parties”).

RECITALS

WHEREAS, the Holder currently owns an aggregate of ___ shares of Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), which is convertible into shares of Class B common stock of the Company, par value $0.0001 per share (the “Common Stock”);

WHEREAS, subject to the terms and conditions set forth herein, the Company and the Holder desire to cancel and retire the shares of Preferred Stock held by the Holder in exchange for the issuance of an aggregate of ____ shares of Common Stock (collectively, the “Exchange Shares”); and

WHEREAS, the exchange of the shares of Preferred Stock for the Exchange Shares (the “Exchange”) is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

EXCHANGE

Section 1.1 Exchange of Preferred Stock. Upon the terms and subject to the conditions of this Agreement, the Holder shall convey, assign, transfer and surrender the shares of Preferred Stock to the Company and, in exchange, the Company shall cancel such shares of Preferred Stock and issue the Exchange Shares to the Holder. In connection with the Exchange, the Holder relinquishes all rights, title and interest in the shares of Preferred STock (including any claims the Holder may have against the Company related thereto other than for receipt of the Exchange Shares) and assigns the same to the Company. The issuance of the Exchange Shares to the Holder will be made without registration of such Exchange Shares under the Securities Act, in reliance upon the exemption therefrom provided by Section 3(a)(9) of the Securities Act.

Section 1.2 Issuance of Exchange Shares. Upon the delivery of the shares of Preferred Stock by the Holder, the Company shall cause its transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), to promptly issue to the Holder the Exchange Shares as soon as practicable thereafter, and such shares of Preferred Stock shall be deemed automatically cancelled in full and of no force and effect.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER

The Holder hereby makes the following representations, warranties and covenants, each of which is true and correct on the date hereof, and shall survive the consummation of the transactions contemplated hereby to the extent set forth herein:

Section 2.1 Existence and Power.

(a) The Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(b) The Holder has all requisite power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holder, and no further consent, approval or authorization is required by the Holder in order for the Holder to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby.

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Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Holder and, assuming due execution and delivery by the Company, constitutes the legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity.

Section 2.3 Section 3(a)(9). The Holder understands that the Exchange Shares are being offered and issued in reliance on specific provisions of federal and state securities laws, specifically Section 3(a)(9) of the Securities Act, and not pursuant to a registration statement of the Company, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

Section 2.4 Title to Preferred Stock. The Holder owns and holds, or will as of the date of delivery to the Company own and hold, beneficially and of record, the entire right, title, and interest in and to its shares of Preferred Stock, free and clear of any Liens (as defined below). The Holder has the full power and authority to transfer and dispose of the shares of Preferred Stock and will deliver such shares of Preferred Stock free and clear of any Lien other than restrictions under the Securities Act and applicable state securities laws and except as set forth herein the Holder has not and will not, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of the shares of Preferred Stock or its rights in such shares of Preferred Stock, or (ii) given any person or entity any transfer order, power of attorney, vote, plan, pending proposal or other right of any nature whatsoever with respect to such shares of Preferred Stock which would limit the Holder’s power to transfer the shares of Preferred Stock hereunder. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

Section 2.5 Non-Contravention. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not (i) result in any violation of the provisions of the organizational documents of the Holder or (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Holder is a party or by which the Holder is bound or to which any of the property or assets of the Holder is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Holder or any of its properties or cause the acceleration or termination of any obligation or right of the Holder, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to materially adversely affect the ability of the Holder to perform its obligations hereunder.

Section 2.6 Investment Decision.

(a) (i) The Holder is a sophisticated investor acquiring the Exchange Shares in the ordinary course of its business and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Exchange Shares and has so evaluated the merits and risks of investing in the Exchange Shares, (ii) the Holder is able to bear the entire economic risk of investing in the Exchange Shares, (iii) the Holder is investing in the Exchange Shares with a full understanding of all of the terms, conditions and risks of such an investment and willingly assume those terms, conditions and risks and (iv) the Holder has not relied on any statement or other information provided by any person concerning the Company, the Exchange or the Exchange Shares.

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(b) The Holder acknowledges that an investment in the Exchange Shares involves a high degree of risk, and the Exchange Shares are, therefore, a speculative investment. The Holder acknowledges that the terms of the Exchange have been established by negotiation between the Company and the Holder. The Holder acknowledges that the Company has not given any investment advice, rendered any opinion or made any representation to the Holder about the advisability of this decision or the potential future value of any of the shares of Preferred Stock. THE HOLDER ACKNOWLEDGES THAT, BY EXCHANGING THE SHARES OF PREFERRED STOCK FOR THE EXCHANGE SHARES PURSUANT TO THIS AGREEMENT, THE HOLDER WILL NOT BENEFIT FROM ANY FUTURE APPRECIATION IN THE MARKET VALUE OF THE SHARES OF PREFERRED STOCK.

(c) The Holder has been given full and adequate access to information relating to the Company, including its business, finances and operations as the Holder has deemed necessary or advisable in connection with the Holder’s evaluation of the Exchange. The Holder has not relied upon any representations or statements made by the Company or its agents, officers, directors, employees or stockholders in regard to this Agreement or the basis thereof. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Shares and is not relying on the Company or any of its affiliates for any such advice. The Holder has had the opportunity to review the Company’s filings with the Securities and Exchange Commission. The Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Holder has made an independent decision to exchange its shares of Preferred Stock for Exchange Shares and is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Shares and the transactions contemplated by this Agreement.

(d) The Holder is not (i) an “affiliate” of the Company (as defined in Rule 144 under the Securities Act) or (ii) the “beneficial owner” (as that term is defined under the Exchange Act of 1934, as amended) of more than 10% of the Company’s outstanding shares of Common Stock, assuming that the Company’s outstanding shares of Common Stock are as set forth on the cover page of its most recent Quarterly Report on Form 10-Q.

Section 2.7 No Additional Consideration. The Holder is not providing anything of value for the Exchange Shares other than the shares of Preferred Stock.

Section 2.8 No Remuneration. Neither the Holder nor anyone acting on the Holder’s behalf has paid or given any person a commission or other remuneration directly or indirectly in connection with or in order to solicit or facilitate the Exchange.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

The Company hereby makes the following representations, warranties and covenants each of which is true and correct on the date hereof and shall survive the consummation of the transactions contemplated hereby to the extent set forth herein.

Section 3.1 Existence and Power.

(a) The Company is duly incorporated, validly existing and in good standing under the laws of Delaware.

(b) The Company has all requisite power, authority and capacity to enter into this Agreement and consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Shares hereunder, have been duly authorized by all necessary action on the part of the Company and its board of directors (or a duly authorized committee thereof) (the “Board of Directors”), and no further consent, approval or authorization is required by the Company or of its Board of Directors or its shareholders in order for the Company to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby, including, without limitation, the issuance of all of the Exchange Shares hereunder.

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(c) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in any violation of the provisions of the certificate of incorporation or by-laws (or other organizational documents) of the Company or (ii) constitute or result in a breach, violation, conflict or default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or cause the acceleration or termination of any obligation or right of the Company, except in the case of clause (ii) above for such breaches, conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. As used in this Agreement, the term “Material Adverse Effect” shall mean a material adverse effect on the business, condition (financial or otherwise), properties or results of operations of the party, or an event, change or occurrence that would materially adversely affect the ability of the party to perform its obligations under this Agreement.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Holder, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally, and (b) general principles of equity.

Section 3.3 Valid Issuance of the Exchange Shares. The Exchange Shares, when issued and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, Liens, charges and other encumbrances with respect to the issue thereof. Assuming the accuracy of the representations of the Holder in Article II of this Agreement, the Exchange Shares will be issued in compliance with all applicable federal and state securities laws. The offer and issuance of the Exchange Shares is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.

Section 3.4 No Remuneration. Neither the Company nor anyone acting on the Company’s behalf has paid or given any commission or other remuneration to any person directly or indirectly in connection with or in order to solicit or facilitate the Exchange.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Issuance of Form 8-K. On or before 9:00 a.m. (New York City time) on the fourth business day after the date of this Agreement, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transaction contemplated hereunder (“8-K Filing”). From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company or any of its officers, directors, employees or agents, that is not disclosed in the 8-K Filing, solely by virtue of its participation in the transactions contemplated by this Agreement.

Section 4.2 Survival of Representations and Warranties. The agreements of the Company, as set forth herein, and the respective representations and warranties of the Holder and the Company as set forth herein in Articles II and III, respectively, shall survive the consummation of the transactions contemplated herein.

Section 4.3 Notice. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) with return receipt requested or sent by reputable overnight courier service (charges prepaid):

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(a) if to the Holder, at its respective address set forth in the signature page hereto; and

(b) if to the Company, at its address, as follows:

Classover Holdings, Inc.

450 7th Avenue, Suite 905

New York, New York 10123

Attention: Stephanie Luo

Email: sluo@classover.com

with a copy to (which shall not constitute notice):

Graubard Miller

405 Lexington Avenue, 44th Floor

New York, NY 10174

Attention: Jeffrey M. Gallant, Esq.

Email: jgallant@graubard.com

Each party hereto by notice to the other party may designate additional or different addresses for subsequent notices or communications. All notices and communications will be deemed to have been duly given (i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed; (iii) when receipt acknowledged, if transmitted by email; and (iv) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Section 4.4 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.5 Assignment; Binding Agreement. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.

Section 4.6 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or in portable document format (.pdf) shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.7 Remedies Cumulative. Except as otherwise provided herein, all rights and remedies of the parties under this Agreement are cumulative and without prejudice to any other rights or remedies available at law.

Section 4.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law, (ii) operate, or shall be deemed to operate, to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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Section 4.9 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any person not a party hereto, or any such person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.10 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any noncompliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such noncompliance or breach.

Section 4.11 Word Meanings. The words such as “herein,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

Section 4.12 No Broker. Neither party has engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement other than such fees and expenses for which that particular party shall be solely responsible.

Section 4.13 Further Assurances. The Holder and the Company each hereby agree to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

Section 4.14 Costs and Expenses. The Holder and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, the fees and expenses of their respective advisers, counsel, accountants and other experts, if any.

Section 4.15 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.16 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Exchange Agreement to be executed and delivered as of the date first above written.

CLASSOVER HOLDINGS, INC.

By:
Name:
Title:

[HOLDER]

By:
Name:
Title:

Address:

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